Exhibit 10.2

AMENDMENT NO. 3 TO SERIES 2008-A
SUPPLEMENT TO BASE INDENTURE

THIS AMENDMENT NO. 3 TO SERIES 2008-A SUPPLEMENT TO BASE INDENTURE (this “Amendment”) is executed as of November 12, 2010, by and among Cofina Funding, LLC, as the Issuer (the “Issuer”), U.S. Bank National Association, as the Trustee (the “Trustee”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Required Noteholder (the “Noteholder”).

RECITALS

WHEREAS, the Issuer and the Trustee are parties to that certain Base Indenture, dated as of August 10, 2005 (the “Indenture”), and that certain Series 2008-A Supplement thereto, dated as of November 21, 2008 (as amended through the date hereof, the “Supplement”);

WHEREAS, Section 14.2 of the Indenture requires the consent of the Required Noteholders to any amendment to the Supplement not described in Section 14.1 of the Indenture;

WHEREAS, the Noteholder constitutes the Required Noteholders because the Noteholder represents in excess of 50% of the aggregate principal balance of all Notes of all Series; and

WHEREAS, the Issuer and the Trustee desire to amend the Supplement as hereinafter set forth and acknowledge and agree that such amendments are not described in Section 14.1 of the Indenture.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Certain Defined Terms. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in, or by reference in, the Supplement.

SECTION 2. Amendment to Supplement. The Supplement is hereby amended as follows:

(a) The definition of “Scheduled Principal Payment Amount” is amended in its entirety to read as follows:

“Scheduled Principal Payment Amount” means (i) with respect to any Settlement Date prior to the Commitment Termination Date, the sum of (A) zero (0) and (B) the lesser of (1) the excess, if any, of the Note Principal over the Maximum Principal Amount and (2) the largest amount of funds available to be allocated to pay the Scheduled Principal Payment Amount of Series 2008 such that there would not be an Event of Default caused by including such amount in the Scheduled Principal Payment Amount for Series 2008-A; and (ii) with respect to any Settlement Date on or following the Commitment Termination Date, the excess, if any, of (x) the then Note Principal over (y) the Scheduled Targeted Principal Balance for the Notes for such Settlement Date.

SECTION 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Supplement shall remain in full force and effect. After this Amendment becomes effective, all references in the Supplement to “this Series Supplement”, “hereof”, “herein” or words of similar effect referring to the Supplement shall be deemed to be references to the Supplement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Supplement other than as set forth herein.

SECTION 4. Effectiveness. This Amendment shall become effective upon receipt by the Noteholder of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

SECTION 5. Counterparts. This Amendment may be executed by different parties in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall together constitute but one and the same instrument.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Supplement or any provision hereof or thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC,
as the Issuer

By: /s/ James M. Grafing—
Name: James M. Grafing
Title: Chief Financial Officer

[Signatures Continue on the Following Page]

U.S. BANK NATIONAL ASSOCIATION,
as the Trustee

By: /s/ Michelle Moeller
Name: Michelle Moeller
Title: Vice President

[Signatures Continue on the Following Page]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as the Noteholder

By: /s/ Aditya Reddy
Name: Aditya Reddy
Title: Senior Vice President